AMENDED AND RESTATED EXHIBIT A
TO THE INVESTMENT ADVISORY AGREEMENT
BETWEEN GLOBAL X FUNDS AND GLOBAL X MANAGEMENT COMPANY LLC
DATED OCTOBER 20, 2008

Intending to be legally bound, the undersigned hereby amend and restate Exhibit A to the aforesaid Agreement to include the following investment portfolios as of May 23, 2018:

Name of Fund	Annual Advisory Fee (as a % of average daily net assets)	Date Fund Approved by Board	Date Board Approved Continuance of I/A/A	Date Fund Commenced Operations
Global X FTSE Nordic Region ETF	**0.25%**	September 26, 2008	November 14, 2017	August 17, 2009
Global X MSCI Norway ETF	**0.25%**	October 2, 2009	November 14, 2017	November 9, 2010
Global X MSCI Argentina ETF	**0.25%**	December 5, 2008	November 14, 2017	March 2, 2011
Global X MSCI Colombia ETF	**0.25%**	December 5, 2008	November 14, 2017	February 5, 2009
Global X MSCI Pakistan ETF	**0.25%**	October 2, 2009	November 14, 2017	April 22, 2015
Global X Emerging Africa ETF	**0.25%**	October 2, 2009	November 14, 2017	
Global X China Consumer ETF	**0.25%**	October 2, 2009	November 14, 2017	November 30, 2009
Global X China Energy ETF	**0.25%**	October 2, 2009	November 14, 2017	December 15, 2009
Global X China Financials ETF	**0.25%**	October 2, 2009	November 14, 2017	December 10, 2009
Global X China Industrials ETF	**0.25%**	October 2, 2009	November 14, 2017	November 30, 2009
Global X China Materials ETF	**0.25%**	October 2, 2009	November 14, 2017	January 12, 2010
Global X NASDAQ China Technology ETF	**0.25%**	October 2, 2009	November 14, 2017	December 8, 2009
Global X Copper Miners ETF	**0.25%**	March 26, 2010	November 14, 2017	April 19, 2010
Global X Silver Miners ETF	**0.25%**	March 26, 2010	November 14, 2017	April 19, 2010
Global X China Mid Cap ETF	**0.25%**	June 4, 2010	November 14, 2017	
Global X Lithium & Battery Tech ETF	**0.25%**	June 4, 2010	November 14, 2017	July 22, 2010
Global X Uranium ETF	**0.25%**	June 4, 2010	November 14, 2017	November 4, 2010
Global X Gold Explorers ETF	**0.25%**	August 27, 2010	November 14, 2017	November 3, 2010
Global X Next Emerging & Frontier ETF	**0.25%**	November 17, 2010	November 14, 2017	November 6, 2013
Global X FTSE Southeast Asia ETF	**0.25%**	November 17, 2010	November 14, 2017	February 16, 2011
Global X Fertilizers/Potash ETF	**0.25%**	February 25, 2011	November 14, 2017	May 25, 2011
Global X SuperDividend® ETF	**0.25%**	February 25, 2011	November 14, 2017	June 8, 2011
Global X MLP ETF	**0.25%**	May 11, 2011	November 14, 2017	April 18, 2012
Global X MLP Natural Gas ETF	**0.25%**	May 11, 2011	November 14, 2017	
Global X MSCI Portugal ETF	**0.25%**	August 19, 2011	November 14, 2017	November 12, 2013
Global X FTSE Ukraine Index ETF	**0.25%**	August 19, 2011	November 14, 2017	
Global X MSCI Greece ETF	**0.25%**	August 19, 2011	November 14, 2017	December 7, 2011
Global X Hungary Index ETF	**0.25%**	August 19, 2011	November 14, 2017	
Global X Luxembourg ETF	**0.25%**	August 19, 2011	November 14, 2017	
Global X FTSE Morocco 20 Index ETF	**0.25%**	August 19, 2011	November 14, 2017	
Global X Czech Republic Index ETF	**0.25%**	August 19, 2011	November 14, 2017	
Global X Slovakia Index ETF	**0.25%**	August 19, 2011	November 14, 2017	
Global X Kuwait ETF	**0.25%**	August 19, 2011	November 14, 2017	

Name of Fund	Annual Advisory Fee (as a % of average daily net assets)	Date Fund Approved by Board	Date Board Approved Continuance of I/A/A	Date Fund Commenced Operations
Global X MSCI Nigeria ETF	0.25%	August 19, 2011	November 14, 2017	April 2, 2013
Global X FTSE Bangladesh Index ETF	0.25%	August 19, 2011	November 14, 2017	
Global X FTSE Sri Lanka Index ETF	0.25%	August 19, 2011	November 14, 2017	
Global X Kazakhstan Index ETF	0.25%	August 19, 2011	November 14, 2017	
Global X FTSE Frontier Markets ETF	0.25%	August 19, 2011	November 14, 2017	
Global X Central America Index ETF	0.25%	August 19, 2011	November 14, 2017	
Global X Central and Northern Europe ETF	0.25%	August 19, 2011	November 14, 2017	
Global X Southern Europe ETF	0.25%	August 19, 2011	November 14, 2017	
Global X Eastern Europe ETF	0.25%	August 19, 2011	November 14, 2017	
Global X Sub-Saharan Africa Index ETF	0.25%	August 19, 2011	November 14, 2017	
Global X FTSE Toll Roads & Ports ETF	0.25%	August 19, 2011	November 14, 2017	
Global X FTSE Railroads ETF	0.25%	August 19, 2011	November 14, 2017	
Global X Land ETF	0.25%	August 19, 2011	November 14, 2017	
Global X Cement ETF	0.25%	August 19, 2011	November 14, 2017	
Global X Advanced Materials ETF	0.25%	August 19, 2011	November 14, 2017	
Global X Social Media ETF	0.25%	August 19, 2011	November 14, 2017	November 14, 2011
Global X SuperIncome™ Preferred ETF	0.25%	February 24, 2012	November 14, 2017	July 16, 2012
Global X SuperDividend® REIT ETF	0.25%	February 24, 2012	November 14, 2017	March 16, 2015
Global X Risk Parity ETF	0.25%	February 24, 2012	November 14, 2017	
Global X Guru® Index ETF	0.25%	May 25, 2012	November 14, 2017	June 4, 2012
Global X SuperDividend® U.S. ETF	0.25%	November 16, 2012	November 14, 2017	March 11, 2013
Global X MLP & Energy Infrastructure ETF	0.25%	February 22, 2013	November 14, 2017	August 6, 2013
Global X | JPMorgan Efficiente Index ETF	0.25%	September 5, 2014	November 14, 2017	October 22, 2014
Global X | JPMorgan US Sector Rotator Index ETF	0.25%	September 5, 2014	November 14, 2017	October 22, 2014
Global X MSCI SuperDividend® Emerging Markets ETF	0.25%	November 14, 2014	November 14, 2017	March 16, 2015
Global X SuperDividend® Alternatives ETF	0.25%	March 10, 2015	November 14, 2017	July 13, 2015
Global X Scientific Beta US ETF	0.25%	March 10, 2015	November 14, 2017	May 12, 2015
Global X Scientific Beta Europe ETF	0.25%	March 10, 2015	November 14, 2017	May 12, 2015
Global X Scientific Beta Asia ex-Japan ETF	0.25%	March 10, 2015	November 14, 2017	May 12, 2015
Global X Scientific Beta Japan ETF	0.25%	March 10, 2015	November 14, 2017	May 12, 2015
Global X Scientific Beta Developed Markets ex-US ETF	0.25%	March 10, 2015	November 14, 2017	
Global X YieldCo Index ETF	0.25%	April 21, 2015	November 14, 2017	May 27, 2015
Global X S&P 500® Catholic Values ETF	0.25%	May 29, 2015	November 14, 2017	April 18, 2016
Global X Internet of Things ETF	0.25%	November 13, 2015	November 14, 2017	September 12, 2016
Global X Health & Wellness Thematic ETF	0.25%	November 13, 2015	November 14, 2017	May 9, 2016
Global X FinTech ETF	0.25%	November 13, 2015	November 14, 2017	September 12, 2016
Global X Conscious Companies ETF	0.25%	November 13, 2015	November 14, 2017	July 11, 2016

Name of Fund	Annual Advisory Fee (as a % of average daily net assets)	Date Fund Approved by Board	Date Board Approved Continuance of I/A/A	Date Fund Commenced Operations
Global X Education Thematic ETF	**0.25%**	February 26, 2016	November 14, 2017	
Global X Robotics & Artificial Intelligence ETF	**0.25%**	February 26, 2016	November 14, 2017	September 12, 2016
Global X Longevity Thematic ETF	**0.25%**	February 26, 2016	November 14, 2017	May 9, 2016
Global X Millennials Thematic ETF	**0.25%**	February 26, 2016	November 14, 2017	May 4, 2016
Global X Scientific Beta Emerging Markets	**0.25%**	April 19, 2016	November 14, 2017	
Global X MSCI SuperDividend® EAFE ETF	**0.25%**	September 9, 2016	November 14, 2017	November 14, 2016
Global X Founder-Run Companies ETF	**0.25%**	September 9, 2016	November 14, 2017	February 13, 2017
Global X U.S. Infrastructure Development ETF	**0.25%**	February 24, 2017	November 14, 2017	March 6, 2017
Global X U.S. Preferred ETF	**0.15%**	February 24, 2017	November 14, 2017	September 11, 2017
Global X Iconic U.S. Brands ETF	**0.25%**	September 20, 2017	November 14, 2017	October 16, 2017
Global X Future Analytics Tech ETF	**0.25%**	February 23, 2018		
Global X Autonomous & Electric Vehicles ETF	**0.25%**	February 23, 2018		April 13, 2018
Global X TargetIncome™ 5% ETF	**0.25%**	February 23, 2018		
Global X TargetIncome™ US 10-Year Treasury + 2% ETF	**0.25%**	February 23, 2018		
Global X S&P 500® Quality Dividend ETF	**0.25%**	May 23, 2018		
Global X Augmented & Virtual Reality ETF	**0.25%**	May 23, 2018		
Global X E-commerce ETF	**0.25%**	May 23, 2018		
Global X Genomics ETF	**0.25%**	May 23, 2018		
Global X Adaptive U.S. Factor ETF	**0.25%**	May 23, 2018		

[SIGNATURES TO FOLLOW]

GLOBAL X FUNDS

Daphne Tippens Chisolm
Title: Secretary

GLOBAL X MANAGEMENT COMPANY LLC

Daphne Tippens Chisolm
Title: General Counsel